UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 15, 2001


                         Shire Pharmaceuticals Group plc
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             (Exact name of registrant as specified in its charter)


                                England and Wales
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                 (State or other jurisdiction of incorporation)


          0-29630                                          N/A
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 (Commission File Number)                  (IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke,
Hampshire RG24 8EP England
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(Address of principal executive offices)                           (Zip code)

Registrant's telephone number, including area code         44 1256 894 000
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events

     Shire Pharmaceuticals Group plc ("Shire") has restated the financial statements that were included in its annual report on Form 10-K filed on February 27, 2001 for the years ended December 31, 2000, 1999 and 1998 to reflect the merger of Shire and BioChem Pharma, Inc., which became effective on May 11, 2001, as if the merger had occurred on January 1, 1998.



Item 7.  Financial Statements and Exhibits

     (c) Exhibits. The following exhibits are filed herewith:

     23.1 Consents of Arthur Andersen

     23.2 Consents of Ernst & Young

     23.3 Consents of Raymond Chabot Grant Thornton

     99.1 Restated Financial Statements and Management's Discussion and Analysis of Financial Conditions and Results of Operations





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                                      -2-


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 15, 2001          SHIRE PHARMACEUTICALS GROUP PLC



                                 By: /s/ Rolf Stahel
                                     -------------------------------------------
                                     Name:   Rolf Stahel
                                     Title:  Chief Executive


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                                  EXHIBIT INDEX


   Number   Description

     23.1 Consents of Arthur Andersen

     23.2 Consents of Ernst & Young

     23.3 Consents of Raymond Chabot Grant Thornton

     99.1 Restated Financial Statements and Management's Discussion and Analysis of Financial Conditions and Results of Operations